SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                    000-25032              25-1724540
    ----------------------------        --------------       -------------------
   (State or other jurisdiction          (Commission         (IRS Employer
   of incorporation)                     File Number)        Identification No.)


      600 Mayer Street, Bridgeville, Pennsylvania                 15017
      --------------------------------------------             -------------
        (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /    Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)
/  /    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act  (17
        CFR  240.14a-12)
/  /    Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
        Exchange  Act (17 CFR  240.14d-2(b))
/  /    Pre-commencement  communications   pursuant to   Rule 13e-4(c) under the
        Exchange  Act  (17 CFR 240.13e-4(c))




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Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
              Year

          On November 20, 2007, the Board of Directors of Universal Stainless and Alloy Products, Inc. (the "Company") amended and restated the Company's By-laws in order to clarify in Article V thereof that the Company is permitted to issue uncertificated shares of its common stock and to facilitate the Company's eligibility to participate in a Direct Registration Program by January 1, 2008, as required by NASDAQ Rule 4350(l). The Board of Directors of the Company also approved amendments to Article IV of the Company's By-laws in order to reflect the separation of duties of the Company's Chief Executive Officer and its President. In addition, a number of non-material, conforming changes and technical edits were made to the Bylaws.

          The description of the amendments to the By-laws set forth above is qualified by reference to the full text of the Amended and Restated By-laws of the Company filed as Exhibits 3.1 hereto and incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

         (d)  Exhibits

         3.1  Amended and Restated By-laws


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                     By: /s/ Paul A. McGrath
                                         ---------------------------------------
                                         Vice President of Administration,
                                         General Counsel and Corporate Secretary

Dated:  November 27, 2007